UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 25, 2014
Date of Report (Date of earliest event reported)

Graphite Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54336	26-0641585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Railroad Street, Suite 102A
Elko, Nevada 89801
(Address of Principal Executive Offices)

(775) 753-6605
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director

Effective August 25, 2014, the Board appointed Dr. Ziv Barak as a director of the Company. Dr. Barak has no family relationships with any other executive officers or directors of the Company or persons nominated or chosen by the Company to become directors or executive officers. There is no arrangement or understanding pursuant to which Dr. Barak was appointed as a member of the Board. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K. It is contemplated that Dr. Barak may serve on certain committees of the Board, but no such committee appointments have been made at this time.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHITE CORP. a Nevada corporation

Dated: August 26, 2014	By:	/s/ Mark Radom
Mark Radom
Chief Executive Officer

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